EXHIBIT 32.1

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I. Manuel B. Lopez,  the Chief Executive and Chief Financial  Officer of Western
Standard Corporation,  (the "Company"),  certify, pursuant to Section 906 of the
Sarbanes-Oxley  Act of 2002,  18  U.S.C.  Section  1350,  that to the best of my knowledge:

1.   the Quarterly  Report on Form 10-QSB of the Company for the fiscal  quarter
     ended   September  30,  2004  (the   "Report")   fully  complies  with  the
     requirements  of Section 13(a) or 15(d) of the  Securities  Exchange Act of
     1934 (15 U.S.C. 78m or 78o(d)): and

2.   the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: November 15, 2004

                                                     /s/ Manuel B. Lopez
                                                     -------------------
                                                     Name:  Manuel B. Lopez
                                                     Title: Chief Executive and
                                                      Chief Financial Officer